Execution Version AMENDMENT NO. 5 TO THE REVOLVING CREDIT AGREEMENT AMENDMENT NO. 5 TO THE REVOLVING CREDIT AGREEMENT, dated as of March 2, 2020 (this “Amendment”), by and among VERTIV INTERMEDIATE HOLDING II CORPORATION (formerly known as CORTES NP INTERMEDIATE HOLDING II CORPORATION) (“Holdings”), VERTIV GROUP CORPORATION (formerly known as CORTES NP ACQUISITION CORPORATION) (the “Lead Borrower”), the other Borrowers, the other Credit Parties, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), the Collateral Agents, each Lender, each Issuing Bank, JPMORGAN CHASE BANK, N.A., as the Swingline Lender (in such capacity, the “Swingline Lender”), and each of the Replacement Lenders (as defined below) (in their capacity as such) (solely with respect to Section 2 hereof); WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of November 30, 2016 (as amended by Amendment No. 1 to Revolving Credit Agreement, dated as of September 28, 2018 (“Amendment No. 1”), Amendment No. 2 to the Revolving Credit Agreement, dated as of October 19, 2018 (“Amendment No. 2”), Amendment No. 3 to the Revolving Credit Agreement, dated as of February 15, 2019 (“Amendment No. 3”) and Amendment No. 4 to the Revolving Credit Agreement, dated as of January 14, 2020 (“Amendment No. 4”), and as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among Holdings, the Lead Borrower, the other Borrowers from time to time party thereto, the Administrative Agent, the Collateral Agents, each Lender from time to time party thereto and each other Person from time to time party thereto; WHEREAS, pursuant to Sections 3.04 and 13.12(b) of the Credit Agreement, Lenders who do not consent to amendments requiring greater than a Required Lender vote can be compelled by the Lead Borrower to assign its Commitments and outstanding Loans to one or more Eligible Assignees if the Required Lenders have otherwise agreed to such amendments; WHEREAS, immediately prior to the Amendment No. 5 Effective Date (as defined below), certain Replacement Lenders party hereto, pursuant to Sections 3.04 and 13.12(b) of the Credit Agreement, shall acquire all of the Commitments (the “Replaced Lender Commitments”) and any outstanding Loans (the “Replaced Lender Loans”) of the Replaced Lenders (as defined below) under the Credit Agreement at such time and, following the satisfaction of the requirements set forth in Section 2 hereof, (x) the Replacement Lenders shall each become a Lender under the Credit Agreement, in each case, with respect to the Replaced Lender Commitments and any Replaced Lender Loans, and (y) each Replaced Lender shall cease to constitute a Lender under the Credit Agreement; WHEREAS, pursuant to Section 13.12 of the Credit Agreement and except as otherwise expressly set forth therein, the Credit Agreement or any other Credit Document may be amended in a writing signed by the Credit Parties party thereto, the Administrative Agent and the Required Lenders (or, with respect to certain amendments, each Lender and each Issuing Bank); WHEREAS, the Credit Parties party hereto, the Administrative Agent, each of the Lenders (immediately after giving effect to the Pre-Amendment Replacements (as defined below)) and each of the Issuing Banks have indicated their willingness, pursuant to Section 13.12 of the Credit Agreement, to (x) extend the Maturity Date under the Credit Agreement and (y) amend certain other terms of the Credit Agreement, in each case as set forth in Section 3 of this Amendment;

WHEREAS, this Amendment will become effective on the Amendment No. 5 Effective Date on the terms and subject to the conditions set forth herein; and WHEREAS, JPMorgan Chase Bank, N.A. (or any of its affiliates as so designated by it to act in such capacity), Bank of America, N.A., Wells Fargo Bank, National Association, PNC Capital Markets LLC, ING Capital LLC, Citibank, N.A. and Goldman Sachs Lending Partners LLC have been appointed and will act as the joint arrangers and bookrunners for this Amendment (in such capacity, the “Arrangers”) and Deutsche Bank Securities Inc. has been appointed and will act as documentation agent for this Amendment. NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This amendment is a “Credit Document” as defined under the Credit Agreement. Section 2. Replacement of Certain Existing Lenders. (a) Immediately prior to giving effect to this Amendment on the Amendment No. 5 Effective Date, the Lead Borrower shall, pursuant to Section 3.04 and Section 13.12(b) of the Credit Agreement, replace Credit Suisse AG, Cayman Islands Branch, HSBC Bank USA, N.A. and Morgan Stanley Senior Funding, Inc. (collectively, the “Replaced Lenders” and each a “Replaced Lender”), each an existing Lender under the Credit Agreement that has declined to consent to the amendments set forth in this Amendment, with the Lenders party hereto (in such capacity, the “Replacement Lenders” and each a “Replacement Lender”) (the “Pre-Amendment Replacements”); provided that at the time of such Pre- Amendment Replacements: (i) each of the Replacement Lenders, the Administrative Agent and the Swingline Lender shall execute this Amendment (and hereby agrees by its execution hereof, that (v) the Swingline Lender consents to each assignment of Commitments with respect to the U.S. Subfacility, (w) each Replacement Lender does not constitute a Defaulting Lender, (x) each Replacement Lender constitutes an Eligible Transferee under the Credit Agreement and is reasonably acceptable to the Administrative Agent, (y) as of the date hereof, each Replacement Lender complies with each of the applicable representations and warranties and the other provisions set forth in the Standard Terms and Conditions for Assignment and Assumption as set forth on Exhibit K of the Credit Agreement, and (z) the provisions of this Section 2, together with such other provisions of this Amendment that expressly refer to this Section 2, shall constitute the form of Assignment and Assumption relating to such Pre-Amendment Replacements as required under Sections 3.04 and 13.04 of the Credit Agreement, and such form is, solely for the purpose of the Pre-Amendment Replacements, acceptable to the Administrative Agent and the Lead Borrower); and (ii) the Lead Borrower (or the Administrative Agent, on its behalf) shall pay to (x) the Lenders (including the Replaced Lenders and the Replacement Lenders) an amount equal to (1) all accrued, but theretofore unpaid, interest on all outstanding Loans under the Credit Agreement, and (2) all accrued, but theretofore unpaid, Fees with respect to such Loans owed to -2-

the Lenders pursuant to Section 2.05 of the Credit Agreement, and (y) to each Replaced Lender the principal amount of its pro rata share of all of the Replaced Lender Loans outstanding (if any) under the Credit Agreement immediately prior to the Amendment No. 5 Effective Date that are held by such Replaced Lender. (b) Following the consummation of the requirements in clauses (a)(i) and (a)(ii) above: (i) the Administrative Agent is deemed to have executed Section 2 of this Amendment, such Section 2 constituting the Assignment and Assumption relating to the Pre- Amendment Replacements, on behalf of each Replaced Lender; (ii) each (x) Replacement Lender shall be a Lender under, and be a party to, the Credit Agreement (without limiting any such Replacement Lender’s existing obligations thereunder) and shall have the rights and obligations of a Lender under the Credit Agreement, and (y) Replaced Lender shall cease to constitute a Lender under the Credit Agreement and be released from its obligations under the Credit Agreement, except with respect to indemnification provisions under the Credit Agreement (including, without limitation, Sections 3.01, 3.02, 5.01, 12.07 and 13.01 of the Credit Agreement), which shall survive as to such Replaced Lender with respect to actions or occurrences prior to it ceasing to be a Lender under the Credit Agreement; and (iii) after giving effect to all of the Pre-Amendment Replacements, (x) the Replaced Lender Commitments and any Replaced Lender Loans shall be assigned and assumed by the Replacement Lenders in an aggregate amount equal its pro rata portion of the applicable Replaced Lender Commitments, and (y) each of the Lenders under the Credit Agreement shall have the applicable Commitments under the Credit Agreement as set forth opposite such Lender’s name on Schedule 1 attached hereto (and such Schedule 1 shall, for the avoidance of doubt, (i) reflects each Replacement Lender’s portion of the Replaced Lender Commitments, and (ii) supersedes any prior, contemporaneous or subsequent oral agreements between any Replaced Lender and Replacement Lender as to the Pre-Amendment Replacements). Section 3. Amendments to the Credit Agreement. Immediately after giving effect to the Pre- Amendment Replacements and effective as of the Amendment No. 5 Effective Date, the Credit Parties, the Administrative Agent, each of the Lenders (immediately after giving effect to the Pre-Amendment Replacements), each of the Issuing Banks and the Swingline Lender hereby agree to each of the following amendments: (a) The Credit Agreement (excluding all schedules and exhibits thereto) is, effective as of the Amendment No. 5 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example:) and to add the double-underlined text (indicated textually in the same manner as the following example:) as set forth in the pages of the Amended Credit Agreement attached as Exhibit A hereto. As used in the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Credit Agreement by the terms of the Amended Credit Agreement, the Amended Credit Agreement. (b) (x) Schedules 1.01(A), 1.01(B), 8.12, 8.14, 8.19, 9.17, 10.01(iii), 10.04, 10.05(iii), 10.06(viii) and 13.03 attached as Exhibit B to this Amendment hereby replace the corresponding existing Schedules to the Credit Agreement, and (y) Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 1 attached hereto (and, in each case, for the avoidance of doubt, all other exhibits and schedules to the Credit Agreement shall remain in full force and effect). -3-

Section 4. Representations and Warranties; No Default. By its execution of this Amendment, each Credit Party party hereto hereby represents and warrants, as of the date hereof, that: (a) Each Credit Party that is party hereto has the corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment (and by extension the Amended Credit Agreement) and has taken all necessary corporate, partnership, limited liability company or unlimited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment by each Credit Party that is a party hereto. Each Credit Party that is a party hereto has duly executed and delivered this Amendment, and this Amendment constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (b) Neither the execution, delivery or performance by any Credit Party party hereto of this Amendment, nor compliance by it with the terms and provisions hereof (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except for Permitted Liens) upon any of the property or assets of any Credit Party party hereto pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party party hereto is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of the preceding clauses (i) and (ii), in the case of any contravention, breach, default, creation, imposition and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party party hereto; (c) Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Amendment No. 5 Effective Date and which remain in full force and effect on the Amendment No. 5 Effective Date and (y) filings or registrations which are necessary to perfect, or required under applicable law with respect to, the security interests created under the Security Documents), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party party hereto to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party party hereto in connection with, the execution, delivery and performance of this Amendment; and (d) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. Section 5. Effectiveness. This Amendment shall become effective as of the date hereof and immediately after giving effect to the Pre-Amendment Replacements (the “Amendment No. 5 Effective Date”), subject to the satisfaction (or waiver by the Lenders) of the following conditions: (a) Counterparts of this Amendment shall have been executed and delivered (by electronic transmission or otherwise) to the Administrative Agent by Holdings, the Lead Borrower, the other Borrowers, the other Credit Parties, the Administrative Agent, the Collateral Agents, each of the Lenders -4-

(immediately after giving effect to the Pre-Amendment Replacements), each of the Issuing Banks and the Swingline Lender, and, solely with respect to Section 2 hereof, the Replacement Lenders (in their capacity as such); (b) The Administrative Agent shall have received customary secretary’s or director’s certificates for each Credit Party (together with applicable attachments), in each case, substantially similar to the secretary’s or director’s certificates (amended as necessary to reflect the transactions contemplated hereby) for such Credit Party that was delivered on the Amendment No. 3 Effective Date, or otherwise in form and substance reasonably satisfactory to the Administrative Agent; (c) The Administrative Agent shall have received (i) German account pledge agreements, duly authorized, executed and delivered by Great River Finance Designated Activity Company, Vertiv GmbH (formerly known as Emerson Network Power GmbH) and Vertiv Integrated Systems GmbH (formerly known as Knürr GmbH), and, in each case, the German Collateral Agent, creating junior ranking security interests over certain assets of such Credit Parties covered in the German Account Pledge Agreements, (ii) a Hong Kong confirmation agreement to the Initial Hong Kong Security Agreement, executed by the Hong Kong Credit Parties and the Asian Collateral Agent, (iii) a supplement to the Initial Singapore Security Agreement (as supplemented by the supplemental Singapore security agreement dated as of February 15, 2019), executed by the Singapore Guarantors and the Asian Collateral Agent, and (iv) an Irish deed of confirmation to the Initial Irish Security Agreement, executed by the Irish Credit Parties and the European Collateral Agent, in each case, dated the Amendment No. 5 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent; (d) The Administrative Agent shall have received from (i) Willkie Farr & Gallagher LLP, special counsel to the U.S. Credit Parties, (ii) Morgan, Lewis & Bockius LLP, California counsel to the U.S. Credit Parties formed or organized under the laws of the State of California, (iii) Taft Stettinius & Hollister LLP, Ohio counsel to the U.S. Credit Parties formed or organized under the laws of the State of Ohio, (iv) Stewart McKelvey, Nova Scotia counsel to the Canadian Credit Party, (v) Mayer Brown, Hong Kong counsel to the Administrative Agent, (vi) King & Wood Mallesons, Australian counsel to the Administrative Agent, (vii) Mayer Brown International LLP, English counsel to the Administrative Agent, (viii) Willkie Farr & Gallagher LLP, French counsel to the Credit Parties, (ix) Mayer Brown, French counsel to the Administrative Agent, (x) Mayer Brown LLP, German counsel to the Administrative Agent, (xi) Willkie Farr & Gallagher LLP, German counsel to the Credit Parties, (xii) A&L Goodbody, Irish counsel to the Administrative Agent, (xiii) Allen & Gledhill LLP, Singapore counsel to the Administrative Agent, and (xiv) Morgan Lewis Stamford LLC, Singapore counsel to the Credit Parties, opinions addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 5 Effective Date, in each case, substantially similar to the opinions (amended as necessary to reflect the transactions contemplated hereby) for such Credit Party that were delivered on the Amendment No. 3 Effective Date, or otherwise in form and substance reasonably satisfactory to the Administrative Agent; (e) The Administrative Agent shall have received an executed Perfection Certificate, dated as of the Amendment No. 5 Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent; (f) Each of the representations and warranties made by any Credit Party party hereto as set forth in Section 4 of this Amendment, Section 8 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 5 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all -5-

material respects as of such date (without duplication of any materiality standard set in any such representation or warranty); (g) No Event of Default has occurred and is continuing; (h) The Administrative Agent shall have received on or prior to the Amendment No. 5 Effective Date, (i) for the account of the Arrangers, all fees required to be paid, and all expenses required to be paid or reimbursed, pursuant to the Engagement Letter, dated as of January 31, 2020 (the “Engagement Letter”), by and between the Lead Borrower and JPMorgan Chase Bank, N.A., and (ii) for the account of the Administrative Agent and the Arrangers, all reasonable out-of-pocket fees and expenses of the Administrative Agent and the Arrangers (limited, in the case of legal expenses, to the reasonable out- of-pocket fees and disbursements of one primary U.S. counsel to the Administrative Agent and, if reasonably necessary, one local counsel in any relevant jurisdiction (which may include a single firm of counsel acting in multiple jurisdictions)) in connection with the preparation, execution and delivery of this Amendment and the other Credit Documents entered into in connection herewith, in each case, to the extent invoiced at least three (3) Business Days’ prior to the date hereof; (i) The Administrative Agent shall have received (i) in respect of each U.S. Credit Party, certified copies of a recent date of requests for information or copies (Form UCC-1) listing all effective financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor and that are filed in the UCC as may be reasonably necessary to perfect the security interests purported to be created by the Security Documents, together with copies of such other financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens), (ii) in respect of each U.S. Credit Party, reports as of a recent date listing all effective tax and judgment liens with respect to Holdings, the Lead Borrower or any other U.S. Credit Party in the United States, and (iii) in respect of the Canadian Credit Party, PPSA certificates or equivalent Lien searches as of a recent date, listing all effective financing statements that name the Canadian Credit Party as debtor and that are filed in each jurisdiction as necessary to perfect the security interests purported to be created by the Canadian Security Documents, together with copies of such other financing statements that name the Canadian Credit Party as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens); (j) (i) Each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the AML Legislation, in each case, to the extent reasonably requested by such Person in writing at least ten (10) days prior to the Amendment No. 5 Effective Date, and (ii) to the extent the Lead Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), any Lender that has requested, in a written notice to the Lead Borrower at least ten (10) days prior to the Amendment No. 5 Effective Date, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (a “Beneficial Ownership Certification”) shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied); (k) On or prior to the Amendment No. 5 Effective Date, the Administrative Agent shall have received (and agrees not to provide to Public-Siders) the annual forecast for the Lead Borrower and its Subsidiaries on a consolidated basis (including projected statements of income, sources and uses of cash and balance sheets for the Lead Borrower and its Subsidiaries on a consolidated basis), in accordance with Section 9.01(d) of the Amended Credit Agreement; and -6-

(l) The New Term Loan Credit Agreement (as defined in the Amended Credit Agreement) shall be (or concurrent with the effectiveness of this Amendment, will be) in full force and effect. Section 6. Fees Generally. All fees payable hereunder, including, without limitation, the fees payable under the Engagement Letter, shall be in all respects fully earned, due and payable on the Amendment No. 5 Effective Date and non-refundable and non-creditable thereafter. Section 7. Acknowledgments and Confirmations; Liens Unimpaired. (a) Each Credit Party party hereto hereby expressly acknowledges the terms of this Amendment (and, for the avoidance of doubt, ratifies the terms of Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4) and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document to which it is a party (and each joinder to which it is a party to any Credit Documents), including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) subject to any limitations set forth in the Guaranty Agreement, its guarantee of the Obligations, and (iii) its prior grant of Liens on the Collateral to secure the Obligations owed or otherwise guaranteed by it pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment. (b) Notwithstanding the above, each of the Credit Parties (other than the French Credit Parties) party hereto consents to the amendments of the Credit Agreement effected by this Amendment and confirms that (i) its obligations as a Guarantor under the Guaranty Agreement to which it is a party are not discharged or otherwise affected by those amendments or the other provisions of this Amendment (and for the avoidance of doubt Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4) and shall accordingly, subject to any limitations set forth in the Guaranty Agreement, continue in full force and effect, (ii) its obligations under, and the Liens granted by it in and pursuant to, the Security Documents to which it is a party are not discharged or otherwise affected by those amendments or the other provisions of this Amendment (and for the avoidance of doubt Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 and any increases to the Commitments effected thereunder) and shall accordingly remain in full force and effect, (iii) the Obligations so guaranteed and secured shall, after the Amendment No. 5 Effective Date and subject to any limitations set forth in the Guaranty Agreement, extend to the Obligations under the Credit Documents (including under the Credit Agreement as amended pursuant to this Amendment). (c) Each French Credit Party hereby confirms to the other Parties that, upon and following the execution and performance by it of this Amendment, (i) all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents (including, for the avoidance of doubt, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4) to which it is a party shall remain in full force and effect, (ii) the security created or purported to be created by it under each French Security Document to which it is party shall remain in full force and effect and shall continue to secure the “Secured Obligations” as such term is defined in each of the French Security Documents and (iii) the term “Credit Agreement” as used in each French Security Document to which it is party shall be a reference to the Amended Credit Agreement and as further amended, restated, supplemental and modified from time to time, and notably by this Amendment. (d) After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority applicable to such -7-

Liens immediately prior to giving effect to this Amendment to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings required to be made under any Credit Document be made or other action required to be taken under any Credit Document be taken to perfect or to maintain the perfection of such Liens, except for such filings and other actions as have otherwise been made or taken on or prior to the Amendment No. 5 Effective Date and which remain in full force and effect on the Amendment No. 5 Effective Date. Section 8. Amendment, Modification and Waiver. After the effectiveness hereof, this Amendment may not be amended, modified or waived except in accordance with Section 13.12 of the Amended Credit Agreement. Section 9. Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document or be construed as a novation thereof, or serve to effect a novation of the obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain and continue in full force and effect. Section 10. GOVERNING LAW. (a) THIS AMENDMENT (OTHER THAN SECTION 7(c) OF THIS AMENDMENT) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 13.08 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED MUTATIS MUTANDIS AND SHALL APPLY HERETO. (b) SECTION 7(c) OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE RELEVANT PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF FRANCE. Section 11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. Section 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. -8-

Section 14. Post-Closing Actions. Notwithstanding anything to the contrary contained in this Amendment or the Credit Agreement or the other Credit Documents, the parties hereto acknowledge and agree that the Lead Borrower agrees that it will, or will cause its relevant Subsidiaries to, complete each of the actions described in Schedule 2 attached hereto reasonably promptly following the Amendment No. 5 Effective Date, and in any event within the time periods set forth in Schedule 2. [Remainder of Page Intentionally Left Blank] -9-

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written. VERTIV INTERMEDIATE HOLDING II CORPORATION, as Holdings By: Name: Title: VERTIV GROUP CORPORATION, as Lead Borrower By: Name: Title: CHARLOTTE PROPERTIES LLC DESARROLLADORA LINA, LLC ELECTRICAL RELIABILITY SERVICES, INC. ENERGY LABS, INC. HIGH VOLTAGE MAINTENANCE CORPORATION LIEBERT FIELD SERVICES, INC. VERTIV CORPORATION VERTIV IT SYSTEMS, INC. as U.S. Borrowers By: Name: Title: [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

VERTIV CANADA ULC, as Canadian Borrower By: Name: Title: VERTIV INFRASTRUCTURE LIMITED, as an English Guarantor By: Name: Title: VERTIV INDUSTRIAL SYSTEMS SAS VERTIV FRANCE, as French Borrowers By: Name: Title: VERTIV GMBH, as German Borrower By: Name: Title: VERTIV INTEGRATED SYSTEMS GMBH, as German Guarantor By: Name: Title: [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

SIGNED and DELIVERED as a DEED for and on behalf of GREAT RIVER FINANCE DESIGNATED ACTIVITY COMPANY by _______________________ its lawfully appointed attorney ___________________________ Attorney in the presence of Witness: Name: Address: Occupation: [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

SIGNED and DELIVERED as a DEED for and on behalf of VERTIV IRELAND LIMITED by _______________________ its lawfully appointed attorney ___________________________ Attorney in the presence of Witness: Name: Address: Occupation: [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

SIGNED and DELIVERED as a DEED for and on behalf of VERTIV INTERNATIONAL DESIGNATED ACTIVITY COMPANY by _______________________ its lawfully appointed attorney ___________________________ Attorney in the presence of Witness: Name: Address: Occupation: [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

VERTIV (HONG KONG) HOLDINGS LIMITED (formerly known as GREAT RIVER HONG KONG) HOLDING LIMITED), as a Hong Kong Borrower EXECUTED as a deed by ) VERTIV (HONG KONG) HOLDINGS ) _______________________ LIMITED ) acting by two directors ) Print name: ) Director ) ) _______________________ ) Print name: Director ATLAS ASIA LIMITED, as a Hong Kong Borrower EXECUTED as a deed by ) ATLAS ASIA LIMITED ) _______________________ acting by two directors ) Print name: ) Director ) ) _______________________ ) Print name: Director VERTIV (HONG KONG) LIMITED (formerly known as EMERSON NETWORK POWER (HONG KONG) LIMITED), as a Hong Kong Borrower EXECUTED as a deed by ) VERTIV (HONG KONG) LIMITED ) _______________________ acting by two directors ) Print name: ) Director ) ) _______________________ ) Print name: Director [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

VERTIV (SINGAPORE) PTE. LTD. as a Singapore Guarantor By: Name: Title: AVOCENT ASIA PACIFIC PTE. LTD., as a Singapore Guarantor By: Name: Title: VERTIV (AUSTRALIA) PTY. LTD.., as an Australian Guarantor EXECUTED by VERTIV (AUSTRALIA) ) PTY. LTD. (ACN 003 469 654) in ) accordance with section 127(1) of the ) Corporations Act 2001 (Cth) by authority of ) its directors: ) ) ) ............................................................... .............................................................. ) Signature of director/company secretary* Signature of director ) *delete whichever is not applicable ) ) ............................................................... .............................................................. ) Name of director/company secretary* (block Name of director (block letters) letters) *delete whichever is not applicable [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, U.S. Collateral Agent, Asian Collateral Agent, Australian Collateral Agent, European Collateral Agent, and German Collateral Agent By: Name: Title: JPMORGAN CHASE BANK, N.A., as a Lender, Swingline Lender, and Issuing Bank By: Name: Title: J.P. MORGAN EUROPE LIMITED, as French Collateral Agent By: Name: Title: SOLELY WITH RESPECT TO SECTION 2 OF THIS AMENDMENT: JPMORGAN CHASE BANK, N.A., as a Replacement Lender By: Name: Title: [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

[ISSUING BANK], as an Issuing Bank By: Name: Title: [LENDER], as a Lender By: Name: Title: SOLELY WITH RESPECT TO SECTION 2 OF THIS AMENDMENT: [LENDER], as a Replacement Lender By: Name: Title: [Signature Page to Amendment No. 5 to the Revolving Credit Agreement]

SCHEDULE 1
TO AMENDMENT

SCHEDULE 2.01

Commitments

Lenders		U.S. Revolving Commitments		Canadian Revolving Commitments		European Revolving Commitments
JPMorgan Chase Bank, N.A.	$	39,781,250.00	$	2,375,000.00	$	2,375,000.00
Bank of America, N.A.	$	39,781,250.00	$	0.00	$	2,375,000.00
Bank of America, N.A., acting through its Canada Branch	$	0.00	$	2,375,000.00	$	0.00
Wells Fargo Bank, National Association	$	58,625,000.00			$	0.00
Wells Fargo Capital Finance Corporation Canada	$	0.00	$	3,500,000.00	$	0.00
Wells Fargo Capital Finance (UK) Ltd.	$	0.00	$	0.00	$	3,500,000.00
PNC Bank, National Association	$	33,500,000.00	$	2,000,000.00	$	2,000,000.00
ING Capital LLC	$	33,500,000.00	$	2,000,000.00	$	2,000,000.00
Deutsche Bank AG New York Branch	$	8,375,000.00	$	0.00	$	500,000.00
Deutsche Bank AG, Canada Branch	$	0.00	$	500,000.00	$	0.00
Citibank, N.A.	$	62,812,500.00	$	3,750,000.00	$	3,750,000.00
Goldman Sachs Lending Partners LLC	$	46,062,500.00	$	2,750,000.00	$	2,750,000.00
Bank of Montreal, Chicago Branch	$	11,725,000.00	$	0.00	$	0.00
Bank of Montreal, Toronto Branch	$	0.00	$	700,000.00	$	0.00
Bank of Montreal, London Branch	$	0.00	$	0.00	$	700,000.00
Barclays Bank PLC	$	837,500.00	$	50,000.00	$	50,000.00
Total	$	335,000,000.00	$	20,000,000.00	$	20,000,000.00

Lenders		Asian Revolving Commitments		French Revolving Commitments		German Revolving Commitments
JPMorgan Chase Bank, N.A.	$	17,500,000.00	$	6,250,000.00	$	3,750,000.00
Bank of America, N.A.	$	17,500,000.00	$	0.00	$	3,750,000.00
Bank of America Merrill Lynch International Limited	$	0.00	$	6,250,000.00	$	0.00
Total	$	35,000,000.00	$	12,500,000.00	$	7,500,000.00

Schedule 1-1

U.S. FILO Canadian FILO Revolving Revolving Lenders Commitments Commitments JPMorgan Chase Bank, N.A. $ 2,731,250.00 $ 237,500.00 Bank of America, N.A. $ 2,731,250.00 $ 0.00 Bank of America, N.A., acting through its Canada Branch $ 0.00 $ 237,500.00 Wells Fargo Bank, National Association $ 4,025,000.00 $ 0.00 Wells Fargo Capital Finance Corporation Canada $ 0.00 $ 350,000.00 PNC Bank, National Association $ 2,300,000.00 $ 200,000.00 ING Capital LLC $ 2,300,000.00 $ 200,000.00 Deutsche Bank AG New York Branch $ 575,000.00 $ 0.00 Deutsche Bank AG, Canada Branch $ 0.00 $ 50,000.00 Citibank, N.A. $ 4,312,500.00 $ 375,000.00 Goldman Sachs Lending Partners LLC $ 3,162,500.00 $ 275,000.00 Bank of Montreal, Chicago Branch $ 805,000.00 $ 0.00 Bank of Montreal, Toronto Branch $ 0.00 $ 70,000.00 Barclays Bank PLC $ 57,500.00 $ 5,000.00 Total $ 23,000,000.00 $ 2,000,000.00 LC Issuing Banks Commitments JPMorgan Chase Bank, N.A. $ 50,000,000.00 Bank of America, N.A. $ 50,000,000.00 Wells Fargo Bank, National Association $ 25,000,000.00 PNC Bank, National Association $ 15,000,000.00 ING Capital LLC $ 15,000,000.00 Citibank, N.A. $ 45,000,000.00 Total $ 200,000,000.00 Schedule 1-2

SCHEDULE 2 TO AMENDMENT Post-Closing Date Actions 1. On or prior to the date that is thirty (30) days after the Amendment No. 5 Effective Date (with respect to Pledged Collateral issued by any Domestic Subsidiary) or ninety (90) days after the Amendment No. 5 Effective Date (with respect to Pledged Collateral issued by any Foreign Subsidiary) (or, in each case, such later date to which the Term Agent may agree in its discretion), the Lead Borrower shall deliver to the Term Agent, as bailee on behalf of the Collateral Agent, pursuant to Section 5.4 of the Intercreditor Agreement, a stock certificate (or equivalent) in respect of the below referenced Pledged Collateral, in each case, to the extent (i) not delivered on the Amendment No. 5 Effective Date, accompanied by undated instruments of transfer or assignment duly executed in blank, (ii) the equity in such Pledged Collateral is certificated and (iii) not constituting Excluded Collateral: a. Certificate(s) representing 100% of the equity interests of Energy Labs, Inc., pledged by Vertiv Group Corporation; and b. Certificate(s) representing approximately 65% of the equity interests of Vertiv (Taiwan) CO., Ltd., pledged by Vertiv Corporation. c. Certificate(s) representing approximately 65% of the equity interests of Vertiv International Holdings Designated Activity Company, pledged by Vertiv IT Systems, Inc. d. Certificate(s) representing approximately 65% of the equity interests of Avocent do Brasil Informatica Limitada, pledged by Vertiv IT Systems, Inc. e. Certificate(s) representing approximately 65% of the equity interests of Avocent China Technology Limited, pledged by Vertiv IT Systems, Inc. f. Certificate(s) representing approximately 65% of the equity interests of Tecnologias del Pacifico, S.A. de C.V., pledged by Energy Labs, Inc. g. Certificate(s) representing approximately 65% of the equity interests of Desarrolladora Lina S. de R.L. de C.V., pledged by Desarrolladora Lina, LLC. Schedule 2

EXHIBIT A TO AMENDMENT [Amended Credit Agreement]

EXHIBIT B TO AMENDMENT [Amended Schedules to Credit Agreement]